UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2018 (May 16, 2018)
______________________

ALIGN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2820 Orchard Parkway
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 470-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.07. Submission of Matters to a Vote of Security Holders

Align Technology, Inc. (the "Company") held its 2018 Annual Meeting of Stockholders on May 16, 2018 (the "Annual Meeting"). At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as described below. For more information about these proposals, see the Company's proxy statement dated April 5, 2018, the relevant portions of which are incorporated herein by reference.

Proposal 1

The following ten nominees received a majority of the votes cast and were elected to the Board of Directors and will serve as directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

Director Nominee	Votes For	Against	Abstain	Non-Votes
Kevin J. Dallas	61,266,972	50,640	30,981	8,717,714
Joseph M. Hogan	60,765,467	553,779	29,348	8,717,713
Joseph Lacob	59,192,656	2,118,394	37,543	8,717,714
C. Raymond Larkin, Jr.	59,923,894	1,387,579	37,121	8,717,713
George J. Morrow	59,303,780	2,014,935	29,876	8,717,716
Thomas M. Prescott	60,356,222	954,081	38,290	8,717,714
Andrea L. Saia	61,107,357	205,848	35,387	8,717,715
Greg J. Santora	59,893,771	1,423,383	31,439	8,717,714
Susan E. Siegel	61,259,090	54,038	35,465	8,717,714
Warren S. Thaler	59,912,995	1,405,458	30,140	8,717,714

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2018, as described in the proxy materials. This proposal was approved.

For	68,660,286
Against	1,246,883
Abstain	159,138

Proposal 3

Proposal 3 was a management proposal to hold an advisory vote to approve the compensation of the Company's named executive officers, as described in the proxy materials. This proposal was approved.

For	58,489,666
Against	2,738,259
Abstain	120,496
Non Votes	8,717,886

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 17, 2018	ALIGN TECHNOLOGY, INC.

By: /s/ Roger E. George
Roger E. George
Sr. Vice President, Chief Legal and Regulatory Officer